MUTUAL NON-DISPARAGEMENT AGREEMENT

      THIS MUTUAL NON-DISPARAGEMENT AGREEMENT (the "Agreement") is entered into this 8th day of June, 2006 by and among (A) Rex Energy Royalties Limited Partnership, a Delaware limited partnership ("Rex Royalties"), PennTex Resources, L.P., a Texas limited partnership ("PennTex Resources"), PennTex Resources Illinois, Inc., a Delaware corporation ("PennTex Illinois"), Douglas Oil & Gas Limited Partnership, a Delaware limited partnership ("Douglas O&G"), Douglas Westmoreland Limited Partnership, a Delaware limited partnership ("Douglas Westmoreland"), Midland Exploration Limited Partnership, a Delaware limited partnership ("Midland"), Rex Energy Operating Corp., a Delaware corporation ("Rex Energy"), Rex Energy Wabash, LLC, a Delaware limited liability company ("Rex Wabash"), Lance T. Shaner, an individual residing in the Commonwealth of Pennsylvania ("Shaner"), and Benjamin W. Hulburt, an individual residing in the Commonwealth of Pennsylvania ("Hulburt") (Rex Royalties, PennTex Resources, PennTex Illinois, Douglas O&G, Douglas Westmoreland, Midland, Rex Energy, Rex Wabash, Shaner and Hulburt being sometimes referred to hereinafter individually as a "Seller" and in the aggregate as "Sellers"), (B) Thomas F. Shields, Michael S. Carlson, Christopher K. Hulburt and Thomas C. Stabley, all individuals residing in the Commonwealth of Pennsylvania (such individuals, together with Shaner and Hulburt, being referred to hereinafter in the aggregate as the "Acquirers"), (C) Baseline Oil & Gas Corp. (formerly known as College Oak Investments, Inc.), a Nevada corporation (the "Buyer" or "Baseline"), and (D) Barrie Damson ("Damson") and Alan Gaines ("Gaines"), both individuals residing in the State of Connecticut. The Sellers and the Acquirers are sometimes referred to hereinafter collectively as the "Shaner Parties." The Buyer, Damson and Gaines are sometimes referred to hereinafter collectively as the "Baseline Parties." Each of the Shaner Parties and each of the Baseline Parties are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

      WHEREAS, the Sellers and the Buyer entered into a Purchase Agreement dated January 16, 2006 (the "Purchase Agreement") wherein the Sellers agreed to sell their assets (and in the case of Shaner and Hulburt their shares in certain entities) to Buyer for the cash and consideration described therein;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into a Stock Agreement dated January 16, 2006 whereby the parties agreed, among other things, that the Buyer would issue 12,069,250 shares of the Buyer's Common Stock to the Acquirers (the "Acquirers' Shares") and that certain of the Acquirers would purchase additional shares of Buyer's Common Stock simultaneously with the closing of the transactions contemplated by the Purchase Agreement;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into an Amendment to the Stock Agreement dated March 10, 2006 (the Stock Agreement dated January 16, 2006, as amended by the Amendment to the Stock Agreement dated March 10, 2006, is hereinafter referred to as the "Stock Agreement");

      WHEREAS, the Sellers and the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, are executing and delivering concurrently herewith a Mutual Termination Agreement that terminates the Purchase Agreement and the Stock Agreement and all obligations of the Parties thereunder (the "Mutual Termination Agreement") and a Mutual Release Agreement (the "Mutual Release Agreement"); and

      WHEREAS, the Parties to this Agreement desire to refrain from making critical, disparaging, defamatory or negative communications on certain subjects as is more fully described in the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and the receipt of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

      1. Definitions.

            (a) "Claims" means all existing, known and unknown claims, demands and causes of action, pending or threatened, and asserted or unasserted, of any of the Baseline Parties against any of the Shaner Parties or of any of the Shaner Parties against any of the Baseline Parties for all existing, known and unknown damages, injuries and remedies that arise or could arise out of or in connection with the Controversies. Under this definition, the "Claims" includes, but is not limited to, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, obligations, losses, costs, expenses, remedies and causes of action of any nature, whether in contract or in tort, or based upon fraud or misrepresentation, breach of duty or common law, or arising under or by virtue of any judicial decision, statute or regulation, for past, present, known and unknown injuries, property or economic damage, and all other losses and damages of any kind, including but not limited to the following: all actual damages; all exemplary and punitive damages; all penalties of any kind, including without limitation any tax liabilities or penalties; damage to business reputation; lost profits or good will; consequential damages; damages ensuing from loss of credit; and prejudgment and postjudgment interest, costs and attorney's fees. This definition further includes, but is not limited to, all elements of damages, all remedies, and all claims, demands, and causes of action that are now recognized by law or that may be created or recognized in the future in any manner, including, without limitation, by statute, regulation or judicial decision, including, without limitation, by virtue of any statute prohibiting deceptive trade practices.

            (b) "Consideration" means and consists of the following:

                  (i) The execution, delivery and performance of the Mutual Termination Agreement;

                  (ii) The execution, delivery and performance of the Mutual Release Agreement, a copy of which is attached as Exhibit A to the Mutual Termination Agreement; and

                  (iii) The bargained-for exchange by the Parties of the promises, agreements, and representations set forth in this Mutual Non-Disparagement Agreement.

            (c) "Controversies" means all disputes, differences, claims and controversies between any of the Shaner Parties and any of the Baseline Parties that have arisen or been asserted or that might have arisen or been asserted by reason of or in connection with any action or omission or any alleged action or omission or any fact or circumstance or alleged fact or circumstance occurring or existing or alleged or that might have been alleged to have occurred or existed at any time or times prior to the date of this Mutual Non-Disparagement Agreement, including, but not limited to, the following:

                  (i) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to the business or activities of any of the Shaner Parties or any of the Baseline Parties;

                  (ii) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement;

                  (iii) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of the Shaner Parties or the Baseline Parties arising out of or in connection with or in any way relating to the efforts of the Buyer under the Purchase Agreement to secure the Financing Amount that was contemplated under the Purchase Agreement;

                  (iv) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Stock Agreement or any of the transactions contemplated by the Stock Agreement; and

                  (v) Any allegations, contentions, or claims, whether asserted or not, arising out of or in any way relating to any actions or omissions of any of the Shaner Parties or any of the Baseline Parties arising out of or in connection with or in any way relating to the negotiation, execution or performance of the Team Energy Letter Of Intent or any of the transactions contemplated by the Team Energy Letter Of Intent.

            (d) "Team Energy Letter Of Intent" means that certain letter of intent dated April 5, 2006, by and between Rex Energy Operating Corp. and Team Energy, LLC.

      2. Agreement.

            (a) Subject to the provisions of Section 2(c), each of the Shaner Parties agrees that it will refrain from criticizing, disparaging, defaming or making any negative comments, statements or communications in any form, directly or indirectly, whether oral, written or electronic, and whether related to the Controversies or not, which would constitute libel, slander or disparagement of any of the Baseline Parties (or any of their respective directors, officers, managers, agents, representatives, employees or affiliates), or of any of their plans or actions, or that might reasonably be understood by an objective person to adversely affect the personal or professional reputation of any of the Baseline Parties (or any of their respective directors, officers, managers, agents, representatives, employees or affiliates).

            (b) Subject to the provisions of Section 2(c), each of the Baseline Parties agrees that it will refrain from criticizing, disparaging, defaming or making any negative comments, statements, or communications in any form, directly or indirectly, whether oral, written or electronic, and whether related to the Controversies or not, which would constitute libel, slander or disparagement of any of the Shaner Parties (or any of their respective directors, officers, managers, agents, representatives, employees or affiliates), or of any of their plans or actions, or that might reasonably be understood by an objective person to adversely affect the personal or professional reputation of any of the Shaner Parties (or any of their respective directors, officers, managers, agents, representatives employees or affiliates).

            (c) Notwithstanding any other provision of this Agreement that might be to the contrary, nothing in this Agreement shall be construed as creating any obligation or any liability with regard to any truthful statement of fact that may be made by any Party hereto, nor shall any provision of this Agreement be construed to prohibit any Party hereto from complying with applicable law or governmental regulation, including, without limitation, fully cooperating with and responding to any governmental investigation or inquiry or any subpoena or other discovery process in any litigation, whether civil or criminal in nature. Each of the Parties that is a legal entity agrees that it shall cause its respective directors, officers, managers, agents, representatives, employees or affiliates to observe and not violate the agreements set forth in this Section 2 of this Agreement.

            (d) The Shaner Parties and the Baseline Parties agree that in response to inquiries regarding their contractual relationship with each other, including the termination of the Purchase Agreement and the Stock Agreement, and the Claims released in connection therewith, that they will only make public statements the substance of which are consistent with the statements contained in that certain Current Report on Form 8-K to be filed by Buyer with the SEC, the form of which is attached to the Mutual Termination Agreement as Exhibt D. The Shaner Parties and the Baseline Parties further agree that none of them, nor any individual director, officer, manager, agent, representative or employee will, directly or indirectly, make any other statement regarding their contractual relationship with each other (including the termination of the Purchase Agreement and the Stock Agreement, and the Claims released in connection therewith), either publicly or privately, which is inconsistent with the statements contained in such Form 8-K.

      3. Representations And Warranties.

            (a) For the Consideration, and as a material inducement for the execution of this Mutual Non-Disparagement Agreement by the other Parties hereto, the Shaner Parties represent and warrant the following to the Baseline
Parties:

                  (i) Each of the Shaner Parties is correctly described in this Agreement;

                  (ii) The Shaner Parties recognize that the recitations contained in this Section 3(a) are contractual and not mere recitals;

                  (iii) Each signatory to this Agreement for and on behalf of any of the Shaner Parties is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of such Shaner Party;

                  (iv) This Agreement is fully and forever binding on the Shaner Parties and their legal representatives, heirs, successors and assigns;

                  (v) Before executing this Agreement, the Shaner Parties became fully informed of the terms, contents, conditions and legal effect of this Agreement;

                  (vi) Before executing this Agreement, each signatory for any of the Shaner Parties fully informed himself and the officers and directors of such Shaner Party of the terms, contents, conditions and legal effect of this Agreement;

                  (vii) In entering into this Agreement, the Shaner Parties have had the benefit of the advice of lawyers of their own choosing, and the Shaner Parties enter this Agreement freely, by the Shaner Parties' own choice and judgment, and without duress or other influence;

                  (viii) In entering into this Agreement, no promise or statement or representation of any kind, other than as may be expressly stated in this Agreement, or in the Mutual Termination Agreement or the Mutual Release Agreement, has been made to any of the Shaner Parties by anyone acting for any of the other Parties to this Agreement; and

                  (ix) In entering into this Agreement, none of the Shaner Parties is relying upon any promise or statement or representation of any kind that is not expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Release Agreement, that has been made to any of the Shaner Parties by anyone acting for any of the other Parties to this Agreement, and each of the Shaner Parties is entering into this Agreement relying on his or its own judgment after having had an opportunity to investigate and having obtained all information desired by him or it regarding all material facts and after having had the benefit of being represented by legal counsel of his or its own choosing.

            (b) For the Consideration, and as a material inducement for the execution of this Mutual Non-Disparagement Agreement by the other Parties hereto, the Baseline Parties represent and warrant the following to the Shaner
Parties:

                  (i) Each of the Baseline Parties is correctly described in this Agreement;

                  (ii) The Baseline Parties recognize that the recitations contained in this Section 3(b) are contractual and not mere recitals;

                  (iii) Each signatory to this Agreement for and on behalf of any of the Baseline Parties is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of such Baseline Party;

                  (iv) This Agreement is fully and forever binding on the Baseline Parties and their legal representatives, heirs, successors and assigns;

                  (v) Before executing this Agreement, the Baseline Parties became fully informed of the terms, contents, conditions and legal effect of this Agreement;

                  (vi) Before executing this Agreement, each signatory for any of the Baseline Parties fully informed himself and the officers and directors of such Baseline Party of the terms, contents, conditions and legal effect of this Agreement;

                  (vii) In entering into this Agreement, the Baseline Parties have had the benefit of the advice of lawyers of their own choosing, and the Baseline Parties enter this Agreement freely, by the Baseline Parties' own choice and judgment, and without duress or other influence;

                  (viii) In entering into this Agreement, no promise or statement or representation of any kind, other than as may be expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Release Agreement, has been made to any of the Baseline Parties by anyone acting for any of the other Parties to this Agreement; and

                  (ix) In entering into this Agreement, none of the Baseline Parties is relying upon any promise or statement or representation of any kind that is not expressly stated in this Agreement, or the Mutual Termination Agreement or the Mutual Release Agreement, that has been made to any of the Baseline Parties by anyone acting for any of the other Parties to this Agreement, and each of the Baseline Parties is entering into this Agreement relying on his or its own judgment after having had an opportunity to investigate and having obtained all information desired by him or it regarding all material facts and after having had the benefit of being represented by legal counsel of his or its own choosing.

      4. Miscellaneous.

            (a) This Agreement, together with the Mutual Termination Agreement and the Mutual Release Agreement, constitute the entire agreement between and among the Parties regarding the subject matters covered therein and supersede all prior agreements or understandings, whether written or oral, between or among any of the Parties regarding those matters.

            (b) This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

            (c) Each of the parties to this Agreement hereby (1) consents to the jurisdiction of any United States District Court for the Western District of Pennsylvania or, if such court does not have jurisdiction over such matter, the Court of Common Pleas of the Commonwealth of Pennsylvania of Centre County and
(2) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each party accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

            (d) No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all Parties to this Agreement. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (e) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (f) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. All references in this Agreement to a "Section," "subsection," "Exhibit" or "Schedule" shall be to a Section, subsection, Exhibit or Schedule of this Agreement, as the case may be, unless the context requires otherwise. Unless the context otherwise requires, the words "this Agreement," "hereof," "hereunder," "herein," "hereby," or words of similar import shall refer to this Agreement as a whole and not to a particular Section, subsection, clause or other subdivision hereof. Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.

            (g) This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            (h) This Agreement is being executed in multiple counterparts, and each counterpart that is executed by any Party shall be deemed an original, with all such counterparts to constitute one Agreement. It shall not be necessary that any single counterpart hereof be executed by all the Parties, and this Agreement shall be and become effective when each Party has executed some counterpart hereof, whether the same or different than any counterpart executed by any other Party or Parties.

            (i) The Parties agree and stipulate that this Agreement is not intended by them, nor is it to be interpreted in any way as an admission of any liability, fault, or responsibility by any Party, and each of the Parties expressly deny any and all such alleged liability, fault, or responsibility.

                              [Signatures Follow.]

      IN WITNESS WHEREOF, the Parties hereto have executed this Mutual Non-Disparagement Agreement as of the date first above written.

BUYER:

BASELINE OIL & GAS CORP.


By: /s/ Barrie Damson
    ---------------------
Name:  Barrie Damson
Title: Chairman & CEO


BARRIE DAMSON


/s/ Barrie Damson
-------------------------
Barrie Damson


ALAN GAINES


/s/ Alan Gaines
-------------------------
Alan Gaines

SELLERS:

REX ENERGY ROYALTIES LIMITED PARTNERSHIP

By: Douglas Oil & Gas Limited Partnership, its general partner

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman

PENNTEX RESOURCES, L.P.

By: Penn Tex Energy, Inc., its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


PENNTEX RESOURCES ILLINOIS, INC.


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


DOUGLAS OIL & GAS LIMITED PARTNERSHIP

By: Rex Energy LLC, its general partner

By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


DOUGLAS WESTMORELAND LIMITED PARTNERSHIP

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title:  Chairman

MIDLAND EXPLORATION LIMITED PARTNERSHIP

By: Douglas Oil & Gas Limited Partnership, its general partner

By: Rex Energy LLC, its general partner


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


REX ENERGY OPERATING CORP.


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


REX ENERGY WABASH, LLC


By: /s/ Lance T. Shaner
    ---------------------
Name:  Lance T. Shaner
Title: Chairman


LANCE T. SHANER


/s/ Lance T. Shaner
-------------------------
Lance T. Shaner

BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
-------------------------
Benjamin W. Hulburt

ACQUIRERS:

LANCE T. SHANER


/s/ Lance T. Shaner
-------------------------
Lance T. Shaner


BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
-------------------------
Benjamin W. Hulburt


THOMAS F. SHIELDS


/s/ Thomas F. Shields
-------------------------
Thomas F. Shields


MICHAEL S. CARLSON


/s/ Michael S. Carlson
-------------------------
Michael S. Carlson


CHRISTOPHER K. HULBURT


/s/ Christopher K. Hulburt
--------------------------
Christopher K. Hulburt


THOMAS C. STABLEY


/s/ Thomas C. Stabley
-------------------------
Thomas C. Stabley